EXHIBIT 10.44
CERTIFICATE OF MERGER
OF
PROVIDENCE EQUITY PARTNERS V-A STUDY ISLAND L.L.C.
INTO
ARCHIPELAGO LEARNING, INC.
     Pursuant to Section 264(c) of General Corporation Law of State of Delaware (the “DGCL”) and Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), Archipelago Learning, Inc., a Delaware corporation (“ALI”), in connection with the merger of Providence Equity Partners V-A Study Island L.L.C. (“PEP SI LLC”), with and into ALI (the “Merger”), hereby certifies as follows:
          FIRST: The name and jurisdiction of formation or incorporation of each constituent entity to the Merger are follows:

Jurisdiction of
Name	Formation or Incorporation

Providence Equity Partners V-A Study Island L.L.C.	Delaware
Archipelago Learning, Inc.	Delaware
          SECOND: An Agreement and Plan of Merger has been approved, adopted, executed and acknowledged in accordance with the DGCL and the DLLCA by ALI and PEP SI LLC.
          THIRD: The name of the surviving entity is Archipelago Learning, Inc., which shall continue to exist as a Delaware corporation under the same name. The Certificate of Incorporation of Archipelago Learning, Inc. shall be the Certificate of Incorporation of the surviving entity.
          FOURTH: The merger shall be effective on the filing of the Certificate of Merger with the Secretary of State of Delaware.
          FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of ALI. The address of the principal place of business of ALI is 3400 Carlisle Street, Dallas, Texas 75204.
          SIXTH: A copy of the Agreement and Plan of Merger will be furnished by ALI on request and without cost to any member of PEP SI LLC or to any stockholder of ALI.
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     IN WITNESS WHEREOF, this Certificate of Merger is hereby executed as of this ___ day of November, 2009.

ARCHIPELAGO LEARNING, INC.
By:
	Name:	Tim McEwen
	Title:	Chief Executive Officer

[SIGNATURE PAGE — ALI, PEP SI LLC MERGER CERTIFICATE]